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                                EXHIBIT 10.7


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                          NEGATIVE PLEDGE AGREEMENT
                Associated with a $875,000.00 Carolina First
                  Bank Loan in favor of People's Community
                             Capital Corporation
                             dated May 19, 1997


The undersigned borrower hereby agrees to grant to Carolina First Bank a NEGATIVE PLEDGE on certain assets in relation to a loan from Carolina First Bank. This negative pledge represents an agreement on behalf of the Borrower not to encumber, sell or otherwise liquidate said assets without the expressed written consent of Carolina First Bank.


Borrower:                         People's Community CapitalCorporation
Negative Pledge Assets:           All assets now owned or hereafter acquired,
                                  including but not limited to two parcels of commercial real estate known as a former
                                  NationsBank building located at 1715 Whiskey
                                  Rd., Aiken, S.C. and a former NationsBank building located at 518 Georgia Ave., North
                                  Augusta, S.C.


This negative pledge is hereby agreed to on this 19 day of May, 1997 by:

                                    Borrower:
                                    People's Community Capital Corporation


                                    By:  /s/ Alan J. George
                                       -----------------------------------
                                             Alan J. George, Its President


                                    By:  /s/ Tommy B. Wessinger
                                       --------------------------------------
                                             Tommy B. Wessinger, Its Chairman

Carolina First Bank:


By:  /s/ Susan B. Yarborough
   ---------------------------------------------
         Susan B. Yarborough, Its Vice President